                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                             COLUMBIA ENERGY GROUP

                       PURSUANT TO THE OFFER TO PURCHASE

                              DATED JUNE 25, 1999

                                       BY

                             CEG ACQUISITION CORP.

                           A WHOLLY OWNED SUBSIDIARY

                                       OF

                                 NISOURCE INC.

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
      CITY TIME, ON FRIDAY, AUGUST 6, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

             By Mail:                  By Facsimile Transmission:      By Hand or By Overnight Courier:
                                    (for Eligible Institutions Only)
   Tender & Exchange Department              (212) 815-6213              Tender & Exchange Department
          P.O. Box 11248                                                      101 Barclay Street
      Church Street Station           For Confirmation Telephone:         Receive and Deliver Window
  New York, New York 10286-1248              (212) 815-6173                New York, New York 10286

     YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
        (PLEASE FILL IN IF BLANK, EXACTLY AS NAME(S)                 SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                APPEAR(S) ON CERTIFICATE(S))                            (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                              SHARE CERTIFICATE       OF SHARES            NUMBER
                                                                  NUMBER(S)        REPRESENTED BY         OF SHARES
                                                                  TENDERED*        CERTIFICATE(S)*       TENDERED**
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------
                                                                Total Number
                                                                  of Shares
------------------------------------------------------------------------------------------------------------------------
 *  Need not be completed by stockholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each certificate delivered to the
    Depositary are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE OFFEROR, PARENT OR THE DEALER MANAGER WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     This Letter of Transmittal is to be completed by stockholders of Columbia Energy Group if certificates evidencing shares of common stock, par value $.01 per share, of Columbia Energy Group (the "Shares") are to be forwarded herewith or, unless an Agent's Message (as defined below) is used, if a tender of Shares is to be made by book-entry transfer to the account of The Bank of New York, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

     Holders of Shares whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
    FOLLOWING:

   Name of Tendering Institution

   Account Number

   Transaction Code Number

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s)

   Date of Execution of Notice of Guaranteed Delivery

   Window Ticket Number (if any)

   Name of Institution Which Guaranteed Delivery

   If delivery is by book-entry transfer:

     Name of Tendering Institution

     Account Number

     Transaction Code Number

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

Ladies and Gentlemen:

     The undersigned hereby tenders to CEG Acquisition Corp., a Delaware corporation (the "Offeror") and a wholly owned subsidiary of NiSource Inc., an Indiana corporation ("Parent"), the above described shares of common stock, par value $.01 per share (the "Shares"), of Columbia Energy Group, a Delaware corporation (the "Company"), pursuant to the Offeror's offer to purchase all outstanding Shares, at a purchase price of $68 per Share, net to the seller in cash, without interest thereon (such price or such higher price per Share as may be paid in the Offer (as defined below), is referred to herein as the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 25, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as either may be amended or supplemented from time to time, collectively constitute the "Offer"). The undersigned understands that the Offeror reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, the acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror, all right, title and interest in and to all of the Shares tendered hereby and any and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, issued, paid or distributed in respect of such Shares on or after June 25, 1999 and payable or distributable to the undersigned on a date prior to the transfer to the name of the Offeror (or nominee or transferee of the Offeror) on the Company's stock transfer records of the Shares tendered herewith (collectively "Distributions") and irrevocably constitutes and appoints designees of the Offeror as the true and lawful agents and attorneys-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates evidencing such Shares and all Distributions or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to the Depositary for the account of the Offeror, (ii) present certificates evidencing such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

     If, on or after the date of the Offer to Purchase, the Company should declare or pay any dividend on the Shares, other than the $.225 regular quarterly dividend, or make any distribution (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Shares that is payable or distributable to stockholders of record on a date prior to the transfer to the name of the Offeror or its nominee or transferee on the Company's stock transfer records of the Shares purchased pursuant to the Offer, then, without prejudice to the Offeror's rights under Sections 1 and 14 of the Offer to Purchase, (i) the Offer Price per Share payable by the Offeror pursuant to the Offer will be reduced by the amount of any such cash dividend or cash distribution and (ii) any such non-cash dividend, distribution or right to be received by the tendering stockholders will be received and held by such tendering stockholders for the account of the Offeror and will be required to be promptly remitted and transferred by each such tendering stockholder to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance and subject to applicable law, the Offeror will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the Offer Price the amount or value thereof, as determined by the Offeror in its sole discretion.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of the Offeror and each of them as such stockholder's attorneys-in-fact and proxies, each with full power of substitution, in the manner set forth in this Letter of Transmittal, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by the Offeror (and with respect to any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after the date hereof). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Shares. Such appointment will be effective when, and only to the extent that, the Offeror accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by such stockholder with respect to such Shares or other securities or rights will, without further action, be revoked and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of the

Offeror will, with respect to the Shares and other securities or rights for which such appointment is effective, be empowered to exercise all voting and other rights of such stockholder as they, in their sole judgment, deem proper in respect of any annual or special meeting of the Company's stockholders, or any adjournment or postponement thereof, or by consent in lieu of any meeting or otherwise. The Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Offeror's acceptance for payment of such Shares, the Offeror or its designee must be able to exercise full voting and other rights with respect to such Shares and other securities or rights issued or issuable in respect of such Shares, including voting the Shares at any meeting of stockholders (whether annual or special or whether or not adjourned).

     The undersigned hereby represents and warrants to the Offeror that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions), (ii) the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), and that such tender of Shares complies with Rule 14e-4 and (iii) when and to the extent such Shares are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, claims, encumbrances, conditional sales arrangements or other obligations relating to the sale or transfer thereof and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Offeror all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance and transfer or appropriate assurance thereof, the Offeror shall be entitled, subject to applicable law, to all rights and privileges as the owner of each such Distribution and may withhold the entire Offer Price or deduct from the Offer Price the amount or value of such Distribution as determined by the Offeror in its sole discretion.

     The undersigned represents and warrants that the undersigned has read and agrees to all of the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as described in Section 4 of the Offer to Purchase, tenders of Shares made pursuant to the Offer are irrevocable.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the Offer Price for all Shares purchased, and return any certificates for Shares not tendered or not accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the Offer Price for all Shares accepted for payment, and return any certificates for any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." If the boxes entitled "Special Delivery Instructions" and "Special Payment Instructions" are both completed, please issue the check for the Offer Price for all Shares accepted for payment and return any certificates for Shares not tendered or not accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person(s) so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility with any Shares not purchased. The undersigned recognizes that the Offeror has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name(s) of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares tendered hereby.

     The undersigned understands that acceptance of Shares by the Offeror for payment will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if the check for the Offer Price of Shares purchased or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue  [ ] Check  [ ] Certificate(s) to:

   Name
   ----------------------------------------------------
                                 (Please Print)

   Address
   --------------------------------------------------

   ------------------------------------------------------------
                               (Include Zip Code)

   ------------------------------------------------------------
                        (Tax ID or Social Security No.)
                           (See Substitute Form W-9)

   ------------------------------------------------------------
                      (Book-Entry Facility Account Number)
                                (if applicable)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if the check for the Offer Price of Shares purchased or certificates for Shares not tendered or not purchased are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

   Mail  [ ] Check  [ ] Certificate(s) to:

   Name
   ----------------------------------------------------
                                 (Please Print)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (Include Zip Code)

          ------------------------------------------------------------
                        (Tax ID or Social Security No.)
                           (see Substitute Form W-9)

          ------------------------------------------------------------

                                PLEASE SIGN HERE
                        AND COMPLETE SUBSTITUTE FORM W-9

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF HOLDER(S)

Dated:
--------------------------- , 1999

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

----------------------------------------------------------    ----------------------------------------------------------
              (AREA CODE AND TELEPHONE NO.)                          (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
             PLACE MEDALLION GUARANTEE OVER THE BELOW INFORMATION.

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Dated:
--------------------------- , 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith, unless such holder(s) have completed either the box entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal; or (ii) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each such entity, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is used, if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates evidencing all tendered Shares or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with all required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal must be received by the Depositary at the address set forth herein prior to the Expiration Date (as defined in the Offer to Purchase), or the tendering stockholder must comply with the guaranteed delivery procedures set forth below. If certificates are forwarded to the Depositary in multiple deliveries, this Letter of Transmittal (or a facsimile hereof) properly completed and duly executed with all required signature guarantees must accompany each such delivery.

     Stockholders whose certificates for Shares are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary, either by hand delivery, mail or facsimile transmission, prior to the Expiration Date and (iii) the certificates (or Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, together with this Letter of Transmittal (or a facsimile hereof) properly completed and duly executed with all required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange Inc. trading days after the date of the execution and delivery to the Depositary of the Notice of Guaranteed Delivery.

     The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility who is tendering the Shares that the participant has received and agrees to be bound by the terms of the related Letter of Transmittal and that the Offeror may enforce the agreement against the participant.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE DEPOSITARY. EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers, the number of Shares evidenced by such certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS. (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER.) If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, as soon as practicable after the Expiration Date, new certificate(s) evidencing the remainder of the Shares that were evidenced by the certificates delivered to the Depositary herewith will be sent to you, unless otherwise provided in the box entitled "Special Delivery Instructions." All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the certificates without alteration, enlargement or any other change whatsoever. DO NOT SIGN THE BACK OF THE CERTIFICATES.

     If any Share tendered hereby is held of record by two or more holders, all such holders must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), with such signatures guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, the certificates tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of such person's authority to so act must be submitted.

     6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Offer Price of any Shares tendered hereby, or certificate(s) for Shares not tendered or not accepted for payment, are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal, or if such check or any such certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

     7. STOCK TRANSFER TAXES. Except as set forth in this Instruction 7, the Offeror will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of the purchased Shares to it, or to its order, pursuant to the Offer. If, however, payment of the Offer Price of any Shares purchased is to be made to, or certificate(s) for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered owner(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Offer Price of the Shares purchased, unless evidence satisfactory to the Offeror of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing tendered Shares.

     8. WAIVER OF CONDITIONS. The conditions of the Offer may be waived, in whole or in part, at any time and from time to time in Offeror's sole discretion.

     9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, and with certain other information on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that the stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box (Part 2) of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the Offer Price of all Shares purchased from such stockholder. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with the TIN within 60 days, the Depositary will withhold 31% on all payments of the Offer Price to such stockholder until a TIN is provided to the Depositary.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. To expedite this process, you may call the transfer agent for the Company, Harris Trust and Savings Bank, at (312) 461-2121.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or the Dealer Manager at the addresses set forth below or from brokers, dealers, commercial banks or trust companies. Such materials will be furnished at the Offeror's expense.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's current TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual or a foreign entity to qualify as an exempt recipient, that stockholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (1) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares tendered hereby. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

            ALL TENDERING STOCKHOLDERS MUST COMPLETE THE FOLLOWING:

                      PAYER'S NAME:  The Bank of New York

--------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE
                                       PART 1 -- Please provide your TIN in the box at  Social Security Number
 FORM W-9                              the right and certify by signing and dating
 DEPARTMENT OF THE TREASURY            below. (For most individuals, this is your       or
 INTERNAL REVENUE SERVICE              social security number, see Obtaining a Number
                                       in the enclosed Guidelines for Certification of  Employer Identification Number
                                       Taxpayer Identification Number of Substitute     ----------------------------
                                       Form W-9.) Note: If the account is in more than
                                       one name see the chart in the enclosed
                                       Guidelines to determine which number to give
                                       payer.
                                      ---------------------------------------------------------------------------------
                                       PART 2 -- Certification -- Under penalties of perjury, I certify that:
 PAYER'S REQUEST FOR TAXPAYER          (1) The number shown on this form is my correct TIN (or I am waiting for a number
 IDENTIFICATION NUMBER ("TIN")         to be
                                           issued to me) and
                                       (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                           (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                           Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
--------------------------------------------------------------------------------------------------------------------------

SIGN HERE                              Signature -------------------------------------  PART 3 --
                                       Date-------------------, 1999                    Awaiting TIN [ ]
--------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature                                          Date                 , 1999
         ----------------------------------------       ----------------
Name (please print)

     Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                           INNISFREE M&A INCORPORATED
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
             Banks and Brokerage Firms Call Collect: (212) 750-5833
                   All Others Call Toll Free: (877) 750-5837

                      The Dealer Manager for the Offer is:

                     CREDIT SUISSE FIRST BOSTON CORPORATION
                             Eleven Madison Avenue
                            New York, New York 10010
                         Call Toll Free: (800) 881-8320